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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael R. Long, Chief Executive Officer and Chief Financial Officer of Payment Data Systems, Inc. (the "Company"), certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

       (1) the Quarterly Report on Form 10-QSB for the three months ending March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2004

                                                 By: /s/ Michael R. Long
                                                     ---------------------------
                                                     Michael R. Long
                                                     Chief Executive Officer
                                                     and Chief Financial Officer